UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2021

FIVE STAR BANCORP

(Exact Name of Registrant as Specified in Charter)

California	001-40379	75-3100966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 Zinfandel Drive, Suite 100, Rancho Cordova, California, 95670

(Address of Principal Executive Offices, and Zip Code)

(916) 626-5000

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	FSBC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Donna Lucas

On December 16, 2021, Donna Lucas was appointed to the Board of Directors (the “Board”) of Five Star Bancorp (the “Company”), effective December 16, 2021. Ms. Lucas will be entitled to receive cash and equity compensation as a non-employee director, as described in the section entitled “Executive Compensation—Director Compensation” in the Company’s Registration Statement on Form S-1, as amended, filed with the Securities and Exchange Commission on May 3, 2021, the amount of which will be prorated from the date of her appointment.

There are no arrangements or understandings between Ms. Lucas and any other person pursuant to which Ms. Lucas was selected as a director, and there are no transactions to which the Company is a party and in which Ms. Lucas has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing the appointment of Ms. Lucas to the Board, issued by the Company on December 17, 2021, is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan” or words or phases of similar meaning. The Company cautions that the forward-looking statements are based largely on the Company’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties, which change over time, and other factors which could cause actual results to differ materially from those currently anticipated. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. If one or more of the factors affecting the Company’s forward-looking information and statements proves incorrect, then the Company’s actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained in this Current Report on Form 8-K. Therefore, the Company cautions you not to place undue reliance on the Company’s forward-looking information and statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 under the section entitled “Risk Factors,” and other documents filed by the Company with the Securities and Exchange Commission from time to time.

The Company disclaims any duty to revise or update the forward-looking statements, whether written or oral, to reflect actual results or changes in the factors affecting the forward-looking statements, except as specifically required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Description
99.1	Press Release dated December 17, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR BANCORP

	By:	/s/ Heather Luck
Name: Heather Luck
Title: Senior Vice President and Chief Financial Officer

Date: December 17, 2021